                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                TOP FIVE PORTFOLIO INDUSTRIES       5
                             TOP TEN HOLDINGS       5
                         CURRENT DISTRIBUTION       6
              Q&A WITH YOUR PORTFOLIO MANAGER       7
                            GLOSSARY OF TERMS      10
                      A FOCUS ON SENIOR LOANS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      25
                NOTES TO FINANCIAL STATEMENTS      30

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      36
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      37

We are hopeful the year will be filled with peace and prosperity.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
February 20, 2002

Dear Shareholder,

Last year's market uncertainty continued into the early days of 2002, reinforcing the importance of a long-term investment strategy. While it is impossible to predict the market's ups and downs, we at Van Kampen are hopeful the year will be filled with peace and prosperity.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY AND INTEREST RATES
JANUARY 2002 WAS A MONTH MARKED BY SURPRISES. PROMISING CHANGES IN THE RATE OF UNEMPLOYMENT, MANUFACTURING AND RETAIL SALES LED SOME ANALYSTS TO BELIEVE A POSSIBLE RECOVERY WAS NEAR. CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, CONTINUED TO TREND HIGHER--DESPITE EARLIER PREDICTIONS. ALSO IN JANUARY, CONSUMER CONFIDENCE ROSE FOR THE SECOND-STRAIGHT MONTH, WHILE INFLATIONARY PRICE PRESSURES REMAINED SUBDUED.

IN CONTRAST, THESE POSITIVE DEVELOPMENTS WERE TEMPERED BY A NUMBER OF OTHER
DEVELOPMENTS:

- FEDERAL RESERVE BOARD (THE FED) CHAIRMAN, ALAN GREENSPAN, STATED THAT SUSTAINED RISKS ARE OFTEN PRESENT AT THE START OF A RECOVERY.

- THE GROWING CORPORATE ACCOUNTING SCANDAL IN THE U.S.--AND THE QUESTIONS IT RAISED IN THE INVESTMENT COMMUNITY WORLDWIDE.

- THE POLITICAL AND ECONOMIC FALLOUT STEMMING FROM INCREASED VIOLENCE ABROAD.

SO AS THE MONTH DREW TO A CLOSE, MANY MARKET OBSERVERS WERE SURPRISED WHEN THE BUREAU OF LABOR STATISTICS REPORTED THAT GROSS DOMESTIC PRODUCT (GDP)--THE PRIMARY MEASURE OF ECONOMIC GROWTH--HAD GROWN 1.4 PERCENT DURING THE FOURTH QUARTER OF 2001. PRIOR TO THE REPORT, MOST HAD EXPECTED THE GDP DATA TO REFLECT A SHRINKING ECONOMY.

ON THE HEELS OF THIS BETTER-THAN-ANTICIPATED ECONOMIC NEWS, THE FED ENDED ITS RATE-CUTTING CAMPAIGN AND DID NOT CHANGE INTEREST RATES. THE 11 RATE REDUCTIONS MADE DURING 2001 HAD BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT--A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.7
Sep 00                                                                            1.3
Dec 00                                                                            1.9
Mar 01                                                                            1.3
Jun 01                                                                            0.3
Sep 01                                                                           -1.3
Dec 01                                                                            1.4

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(January 31, 2000--January 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of January 31, 2002)

----------------------------------------------------------------------------
TOTAL RETURNS AND DISTRIBUTION RATE
----------------------------------------------------------------------------
Six-month total return(1)                                    -3.42%
----------------------------------------------------------------------------
One-year total return(1)                                     -3.79%
----------------------------------------------------------------------------
Life-of-Fund average annual total return(1)                   1.16%
----------------------------------------------------------------------------
Commencement date                                           3/27/98
----------------------------------------------------------------------------
Distribution rate(2)                                          4.51%
----------------------------------------------------------------------------
SHARE VALUATIONS
----------------------------------------------------------------------------
Net asset value                                               $7.98
----------------------------------------------------------------------------
Six-month high net asset value (08/01/01)                     $8.49
----------------------------------------------------------------------------
Six-month low net asset value (12/28/01)                      $7.95
----------------------------------------------------------------------------

(1) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and tender of all shares at the end of the period indicated, excluding payment of 1% imposed on most shares accepted by the Fund for repurchase which have been held for less than one year. If the early withdrawal charge was included, total return would be lower.

(2) Distribution rate is based upon the offering price of $7.98 and the current monthly dividend of $.0300 per share as of January 25, 2002.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when tendered, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TOP FIVE PORTFOLIO INDUSTRIES*(+)

(as a percentage of total assets--January 31, 2002)

Automotive                                                   6.7%
---------------------------------------------------------------------
Printing and Publishing                                      5.7%
---------------------------------------------------------------------
Health Care                                                  4.7%
---------------------------------------------------------------------
Chemicals, Plastics, and Rubber                              4.6%
---------------------------------------------------------------------
Electronics                                                  4.0%
---------------------------------------------------------------------

TOP TEN HOLDINGS*(+)

(as a percentage of total assets--January 31, 2002)

Kindred Healthcare, Inc.                                     1.9%
---------------------------------------------------------------------
Fitness Holdings Worldwide, Inc.                             1.8%
---------------------------------------------------------------------
Charter Communications, Inc.                                 1.7%
---------------------------------------------------------------------
Safelite Glass Corp.                                         1.7%
---------------------------------------------------------------------
Aspen Marketing Group                                        1.7%
---------------------------------------------------------------------
Dade Behring, Inc.                                           1.5%
---------------------------------------------------------------------
Allied Waste North America, Inc.                             1.4%
---------------------------------------------------------------------
Barjan Products, LLC                                         1.4%
---------------------------------------------------------------------
Metalforming Technologies, Inc.                              1.3%
---------------------------------------------------------------------
Comcorp Broadcasting, Inc.                                   1.3%
---------------------------------------------------------------------

* Excludes short-term investments

+ Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

CURRENT DISTRIBUTION

(April 24, 1998--January 31, 2002)

[INVESTMENT PERFORMANCE GRAPH]

                                                              VAN KAMPEN SENIOR FLOATING RATE
                                                                            FUND                      3-MONTH TREASURY BILL*
                                                              -------------------------------         ----------------------
4/98                                                                        3.90                               4.97
                                                                            6.59                               5.01
                                                                            6.58                               5.08
7/98                                                                        6.57                               5.07
                                                                            6.57                               4.83
                                                                            6.57                               4.36
                                                                            6.32                               4.32
                                                                            6.06                               4.48
                                                                            6.07                               4.45
1/99                                                                        6.05                               4.45
                                                                            6.03                               4.67
                                                                            6.52                               4.48
                                                                            6.52                               4.54
                                                                            6.53                               4.63
                                                                            6.52                               4.78
7/99                                                                        6.52                               4.75
                                                                            6.89                               4.97
                                                                            6.89                               4.85
                                                                            6.91                               5.09
                                                                            6.91                               5.30
                                                                            6.91                               5.33
1/00                                                                        7.39                               5.69
                                                                            7.45                               5.78
                                                                            7.84                               5.87
                                                                            7.88                               5.83
                                                                            7.93                               5.62
                                                                            7.98                               5.85
7/00                                                                        8.02                               6.22
                                                                            8.04                               6.31
                                                                            8.39                               6.21
                                                                            8.44                               6.39
                                                                            8.58                               6.20
                                                                            8.77                               5.89
1/01                                                                        8.91                               4.99
                                                                            9.04                               4.86
                                                                            8.40                               4.29
                                                                            7.91                               3.88
                                                                            7.52                               3.62
                                                                            7.33                               3.66
7/01                                                                        7.10                               3.52
                                                                            6.61                               3.37
                                                                            6.09                               2.37
                                                                            5.84                               2.01
                                                                            5.30                               1.73
                                                                            4.81                               1.72
1/02                                                                        4.51                               1.76

Data provided for the fund reflects distributions that occur on the 25th of each month or the prior business day if the 25th falls on a weekend or holiday, whereas benchmark data is as of the month end.

Source: *Bloomberg

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN SENIOR FLOATING RATE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDING
JANUARY 31, 2002. HOWARD TIFFEN, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE 1999 AND BRINGS MORE THAN 30 YEARS OF GLOBAL AND DOMESTIC INVESTMENT EXPERIENCE TO VAN KAMPEN'S SENIOR LOAN MANAGEMENT TEAM. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED IN THE LAST SIX MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The dominant factor in the market
over the bulk of the period was the slowing U.S. economy. The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, gross domestic product
(GDP) fell by 1.3 percent, its largest decline since the recession of the early 1990s. In the fourth quarter, however, GDP showed improvement with 1.4 percent growth.

    The Federal Reserve Bank (the "Fed") responded to this economic weakness decisively. The group initiated a string of interest rate cuts in January of 2001 that continued through the end of the year. The bond market reacted favorably to the interest rate cuts through October 2001. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short and intermediate-term paper rallied strongly. That trend only strengthened in the wake of September 11 as investors flocked to the perceived safety of shorter-duration, lower-risk assets.

    The market shifted in early November, as confidence seemed to slowly return to the investor psyche. The better tone resulted from a combination of a stabilization in geopolitical events and a growing belief that the economy was likely to turn positive in the first half of 2002.

    The market for senior secured loans continued to be challenging in this environment. As we have noted in previous reports, corporate America has suffered a sort of rolling recession that has affected a string of sectors since mid-1999. Energy was the weak sector at the beginning of that rolling recession because of weak oil prices, followed by healthcare when regulatory changes led to cash flow challenges. The next to be hit was the auto sector, followed by technology and telecommunications. Most recently, the gaming and leisure sectors suffered over travel concerns stemming from the events of September 11. Most of these sectors remained mired in credit weakness, though as 2001 unfolded, energy and healthcare had shown signs of recovery.

    In the secondary market, liquidity suffered during much of the period under review. This was a particular issue in the weeks following September 11, though we saw a steady, gradual improvement in liquidity and prices in the months after.

    The unprecedented 11 Federal funds rate cuts last year had a direct and dramatic impact on short-term borrowing rates. Because the lending rates charged on the senior loans in which the trust invests are tied to these short-term rates, the ongoing reductions put significant downward pressure on the portfolio's dividend throughout the reporting period. The fund's dividend of $0.0300 per share translates to a distribution rate of 4.51 percent, based on the fund's offering price on January 25, 2002.

    For the six months ended January 31, 2002, the fund produced a total return of -3.42 percent based on net asset value, and not reflective of any early withdrawal charges. This reflects a decrease in net asset value from $8.49 per share on July 31, 2001, to $7.98 per share on January 31, 2002. As of January 31, 2002, approximately 97 percent of the fund's senior loan assets had been priced using independent pricing services. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate and fund shares, when tendered, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE FUND?

A   Given the difficulties faced by so
many sectors in recent years, we instituted a policy several quarters ago that we continued through the period. The main component of this policy has been a progressive diversification of the portfolio in order to attempt to reduce the potential risk of exposure to any one troubled issuer or sector. We have done this through a combination of purchases in the primary market as well as purchases and sales in the secondary market.

    As a result of this policy of diversification, we believe we entered the period well-positioned to weather further weakness in the market as credit weakness rotated through various sectors. We were comfortable maintaining what we felt to be appropriate exposure to most sectors because of the fund's diversification.

    We have also maintained our long-term outlook for the asset class, which we feel is best viewed over a three- to five-year time horizon. This outlook has led us to avoid short-term judgments and trend-following. Instead, we have adhered to our process of searching out those companies that we believe will be best positioned to pay off their debt. The companies we favor generally feature strong cash flow as well as talented management. The slower economy over the reporting period only highlighted the need to remain vigilant about these factors, as investors seemed to increasingly turn to this method of thinking about the market.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET?

A   We are optimistic that the
U.S. government's monetary and fiscal stimuli could start to have an effect in the second half of 2002. Unlike previous recent recoveries, however, we believe that this one will largely be driven by growth in public spending. If this does occur, then areas like defense and healthcare could outperform relative to private areas such as telecommunications that are still suffering from overcapacity. In this scenario, credit quality should begin to show improvement in the second half of the year as the economy strengthens, consumers begin to rebuild confidence and jobs start to be won back again. As spending power increases, the market for consumer durables may begin to show strength again. That combined with continued progress in profitability should, in our opinion, improve debt service capabilities and therefore credit quality.

    Historically, the equity market has usually been the first to turnaround in a recovery, generally followed by the bond market. It usually has taken another three to six months for improvement to be seen in corporate balance sheets, at which point the senior secured asset class typically has begun to rally. As a result, it would appear that the asset class may be headed for better times in the coming year. Just when those might come, however, remains to be seen. In the interim, we will continue to keep the portfolio diversified and will search for senior loans that meet our credit quality and debt servicing requirements.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or early withdrawal charges.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

SENIOR LOANS: Loans or other debt investments that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to holders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, and such status is not a guarantee that monies to which the investor is entitled will be paid.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

A FOCUS ON SENIOR LOANS

    The Senior Floating Rate Fund invests primarily in senior collateralized loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the fund's management team, are important to the integrity of the fund's portfolio. These are highlighted below. For more details, please refer to the prospectus.

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the fund is entitled will be paid. If they are not fully paid, it potentially could have a negative effect on the fund's net asset value.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of non-payment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

    Additionally, a decline in the value of the collateral could cause the loan to become substantially undersecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the fund's security interest in the loan's collateral to be invalidated. This could potentially have a negative effect on the fund's net asset value.

CREDIT QUALITY

    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the fund's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the fund invests. This may occur, for example, in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the fund holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the fund's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS

    Under normal market conditions, the fund may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. In addition, up to 20 percent of its assets may be invested in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

January 31, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  82.9%
            AEROSPACE/DEFENSE  3.9%
 $ 2,916    Aerostructures Corp., Term
            Loan...................... NR        BB-          12/31/03         $  2,869,653
     969    Alliant Techsystems, Inc.,
            Term Loan................. Ba2       BB-          04/20/09              981,295
   3,685    DeCrane Aircraft Holdings,
            Inc., Term Loan........... B2        B+           09/30/05            3,615,864
   2,095    DRS Technologies, Inc.,
            Term Loan................. Ba3       BB-          09/30/08            2,113,735
   2,088    EG&G Technical Services,
            Inc., Term Loan........... B1        NR           08/20/07            2,078,013
   6,829    Fairchild Corp.,
            Term Loan................. B1        B+           04/30/06            5,890,426
   1,781    United Defense Industries,
            Inc., Term Loan........... B1        BB-          08/13/09            1,788,857
                                                                               ------------
                                                                                 19,337,843
                                                                               ------------
            AUTOMOTIVE  6.2%
   3,930    AMCAN Technologies, Inc.,
            Term Loan................. NR        NR           03/28/07            3,753,150
     963    Breed Technologies, Inc.,
            Term Loan................. NR        NR           12/20/04              819,151
   5,169    Citation Corp.,
            Term Loan................. NR        B+           09/30/07            4,355,048
   4,850    Federal-Mogul Corp., Term
            Loan (b).................. NR        D            02/24/04            4,583,250
   9,391    Metalforming Technologies,
            Inc., Term Loan........... NR        NR           06/30/06            6,573,365
   4,900    MetoKote Corp., Term
            Loan...................... NR        NR           11/04/05            4,361,000
   6,251    Safelite Glass Corp., Term
            Loan...................... NR        NR           09/30/07            6,297,480
                                                                               ------------
                                                                                 30,742,444
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2002 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            BEVERAGE, FOOD & TOBACCO  3.1%
 $ 2,457    Agrilink Foods, Inc., Term
            Loan...................... B1        B+     09/30/04 to 09/30/05   $  2,386,281
   3,702    B & G Foods, Inc., Term
            Loan...................... B1        B+           03/31/06            3,676,604
   1,493    Hartz Mountain Corp., Term
            Loan...................... B1        NR           12/31/07            1,474,375
   4,000    Land O' Lakes, Inc., Term
            Loan...................... Ba2       BBB-         10/10/08            3,995,000
   1,833    Mafco Worldwide Corp.,
            Term Loan................. NR        NR           03/31/06            1,823,199
   2,000    Pinnacle Foods, Inc., Term
            Loan...................... Ba3       BB-          06/20/08            2,003,750
                                                                               ------------
                                                                                 15,359,209
                                                                               ------------
            BROADCASTING -- CABLE  2.1%
   8,765    Charter Communications,
            Inc., Term Loan........... Ba3       BBB-   03/18/08 to 12/30/08      8,655,220
   1,680    Olympus Cable Holdings,
            LLC, Term Loan............ Ba2       BB           09/30/10            1,667,284
                                                                               ------------
                                                                                 10,322,504
                                                                               ------------
            BROADCASTING -- DIVERSIFIED  1.9%
   7,542    Comcorp Broadcasting,
            Inc., Term Loan........... NR        NR           06/30/07            6,372,670
   3,432    White Knight Broadcasting,
            Inc., Term Loan........... NR        NR           06/30/07            2,899,583
                                                                               ------------
                                                                                  9,272,253
                                                                               ------------
            BROADCASTING -- TELEVISION  1.5%
     500    Gray Communications
            Systems, Inc.,
            Term Loan................. Ba3       B+           09/30/09              500,469
   6,589    Quorum Broadcasting, Inc.,
            Term Loan................. NR        NR           09/30/07            6,028,914
   1,000    Sinclair Broadcast Group,
            Inc., Term Loan........... Ba2       BB-          09/30/09            1,006,000
                                                                               ------------
                                                                                  7,535,383
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2002 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            BUILDINGS & REAL ESTATE  1.6%
 $ 3,121    Builders FirstSource,
            Inc., Term Loan........... NR        BB-          12/30/05         $  3,027,272
   4,979    Corrections Corp. of
            America, Term Loan........ B2        B            12/31/02            4,943,746
                                                                               ------------
                                                                                  7,971,018
                                                                               ------------
            CHEMICALS, PLASTICS & RUBBER  4.5%
   4,924    Applied Tech Management
            Corp., Term Loan.......... B1        NR           04/30/07            4,910,376
   3,482    Huntsman Corp., Term
            Loan...................... Caa2      NR     12/31/02 to 12/31/05      2,267,463
   2,081    Huntsman Corp., Revolving
            Credit Agreement.......... Caa2      NR           02/07/03            1,310,875
   1,000    Messer Griesheim, Term
            Loan...................... Ba3       BB     04/27/09 to 04/27/10      1,005,781
   4,581    Nutrasweet Acquisition
            Corp., Term Loan.......... Ba3       NR     05/25/07 to 05/25/09      4,563,032
   3,611    Pioneer Corp. of America,
            Term Loan................. NR        NR           12/31/06            3,611,271
   4,232    Sterling Pulp Chemicals,
            Inc., Term Loan........... NR        NR           07/10/05            4,147,669
     518    West American Rubber Co.,
            LLC, Term Loan............ NR        NR           11/09/03              518,421
                                                                               ------------
                                                                                 22,334,888
                                                                               ------------
            CONSTRUCTION MATERIAL  0.4%
     875    Dayton Superior Corp.,
            Term Loan................. Ba3       BB-          06/01/08              873,906
   5,374    Flextek Components, Inc.,
            Term Loan (a) (b)......... NR        NR           08/31/03               96,734
   1,069    Magnatrax Corp., Term
            Loan...................... NR        NR           11/15/05              956,858
                                                                               ------------
                                                                                  1,927,498
                                                                               ------------
            CONTAINERS, PACKAGING & GLASS  1.4%
   2,000    LLS Corp., Term Loan (a)
            (b)....................... NR        NR           07/31/06            1,125,000
     163    LLS Corp., Revolving
            Credit Agreement (b)...... NR        NR           01/24/03              163,338
   2,411    Pliant Corp., Term Loan... B2        B+           05/31/08            2,391,629
   3,277    Stone Container Corp.,
            Term Loan................. Ba3       B+           10/01/03            3,279,810
                                                                               ------------
                                                                                  6,959,777
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2002 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            DIVERSIFIED MANUFACTURING  1.9%
 $ 2,407    Mueller Group, Inc., Term
            Loan...................... B1        B+           08/16/07         $  2,390,884
   4,462    UCAR International, Inc.,
            Term Loan................. Ba3       NR           12/31/07            4,405,069
   2,500    Walter Industries, Inc.,
            Term Loan................. NR        NR           10/15/03            2,412,500
                                                                               ------------
                                                                                  9,208,453
                                                                               ------------
            ECOLOGICAL  1.6%
   7,340    Allied Waste North
            America, Inc.,
            Term Loan................. Ba3       BB     07/21/05 to 07/21/07      7,237,261
     506    IT Group, Inc. Term Loan
            (a) (b)................... NR        D            06/11/06              108,873
     500    Stericycle, Inc.,
            Term Loan................. B1        BB-          09/30/07              502,734
                                                                               ------------
                                                                                  7,848,868
                                                                               ------------
            ELECTRONICS  4.1%
   3,338    Audio Visual Services
            Corp., Term Loan (a) (f)
            (g)....................... NR        NR           10/01/01            1,452,052
   1,154    Audio Visual Services
            Corp., Revolving Credit
            Agreement (a) (f) (g)..... NR        NR           10/01/01              502,203
   4,932    Dynamic Details, Inc.,
            Term Loan................. Ba3       NR           04/22/05            4,315,049
   3,750    Kinetic Group, Inc., Term
            Loan...................... B1        NR           02/28/06            3,400,001
   4,704    Stratus Technologies,
            Inc., Term Loan........... NR        NR           02/26/05            4,610,240
   2,773    Superior Telecom, Inc.,
            Term Loan................. B2        B+           11/27/05            1,874,737
   2,463    Veridian Corp.,
            Term Loan................. NR        NR           08/24/06            2,456,344
   1,820    Viasystems, Inc.,
            Term Loan................. B3        CCC          03/31/07            1,460,431
                                                                               ------------
                                                                                 20,071,057
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2002 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            ENTERTAINMENT & LEISURE  2.8%
 $10,794    Fitness Holdings
            Worldwide, Inc.,
            Term Loan................. NR        B      11/02/06 to 11/02/07   $  9,103,191
   2,294    Six Flags Theme Parks,
            Inc., Term Loan........... Ba2       BB-          11/05/05            2,308,016
   2,565    True Temper, Inc., Term
            Loan...................... B1        BB-          09/30/05            2,551,949
                                                                               ------------
                                                                                 13,963,156
                                                                               ------------
            FARMING & AGRICULTURE  0.7%
   3,241    The Scotts Co.,
            Term Loan................. Ba3       BB           12/31/07            3,259,259
                                                                               ------------

            FINANCE  1.9%
   3,673    Mafco Finance Corp., Term
            Loan...................... NR        NR           08/14/02            3,638,994
   3,729    Outsourcing Solutions,
            Term Loan................. B2        NR           06/10/06            3,495,981
   2,177    Rent-A-Center, Inc., Term
            Loan...................... Ba2       BB-          01/31/07            2,162,422
                                                                               ------------
                                                                                  9,297,397
                                                                               ------------
            HEALTHCARE  3.5%
     586    Community Health Systems,
            Inc.,
            Term Loan................. NR        B+           12/31/05              588,676
   4,675    Genesis Health Ventures,
            Inc., Term Loan........... Ba3       BB-    03/30/07 to 04/02/07      4,703,542
   2,000    Integrated Health
            Services, Inc., Term Loan
            (a) (b)................... NR        NR     09/30/04 to 12/31/05      1,135,834
   1,000    Integrated Health
            Services, Inc., Revolving
            Credit Agreement (b)...... NR        NR           09/30/03              559,500
     990    InteliStaf Group, Inc.,
            Term Loan................. NR        NR           10/31/07              984,122
   7,244    Kindred Healthcare, Inc.,
            Term Loan................. NR        NR           04/13/08            7,249,573
   1,745    Triad Hospitals, Inc.,
            Term Loan................. Ba3       B+           09/30/08            1,766,280
                                                                               ------------
                                                                                 16,987,527
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2002 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            HEALTHCARE & BEAUTY  0.8%
 $ 4,000    Mary Kay, Inc.,
            Term Loan................. Ba3       B+           10/03/07         $  4,000,000
                                                                               ------------

            HOME & OFFICE FURNISHINGS, HOUSEWARES &
            DURABLE CONSUMER PRODUCTS  1.1%
     440    Formica Corp.,
            Term Loan................. Caa1      CCC          04/30/06              366,700
   2,463    Imperial Home Decor Group,
            Inc.,
            Term Loan (e)............. NR        NR           04/04/06            2,277,998
     752    Sleepmaster, LLC, Term
            Loan (b).................. NR        NR           12/31/06              620,448
   1,481    Targus Group
            International, Inc., Term
            Loan...................... NR        NR           12/20/06            1,440,470
     977    Winsloew Furniture, Inc.,
            Term Loan................. Ba3       B            03/31/06              923,523
                                                                               ------------
                                                                                  5,629,139
                                                                               ------------
            HOTELS, MOTELS, INNS & GAMING  1.7%
   2,825    Aladdin Gaming, LLC, Term
            Loan (a) (b).............. NR        NR           08/26/06            2,043,742
   1,437    Isle of Capri Casinos,
            Inc., Term Loan........... Ba2       BB-    03/02/06 to 03/02/07      1,444,706
   2,469    Scientific Games Corp.,
            Term Loan................. B1        B+           09/30/07            2,473,379
   2,661    Wyndham International,
            Inc., Term Loan........... NR        NR           06/30/06            2,322,083
                                                                               ------------
                                                                                  8,283,910
                                                                               ------------
            INSURANCE  1.6%
   4,875    Brera GAB Robins, Inc.,
            Term Loan................. NR        NR           12/31/05            4,753,125
   3,000    White Mountains Insurance
            Group, Ltd., Term Loan.... NR        NR           03/31/07            3,009,999
                                                                               ------------
                                                                                  7,763,124
                                                                               ------------
            MACHINERY  3.4%
   2,925    Alliance Laundry Systems,
            LLC, Term Loan............ B1        B            06/30/05            2,683,687
   4,950    Ashtead Group, PLC, Term
            Loan...................... NR        NR           06/01/07            4,838,625
   4,223    Gleason Corp.,
            Term Loan................. NR        NR           02/17/08            4,222,674

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2002 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            MACHINERY (CONTINUED)
 $ 1,223    Terex Corp., Term Loan.... Ba3       BB-          07/15/06         $  1,225,702
     993    United Rentals (North
            America), Inc.,
            Term Loan................. Ba3       BB+          08/31/07            1,000,812
   2,947    Weigh-Tronix, LLC, Term
            Loan...................... NR        NR           06/30/07            2,622,555
                                                                               ------------
                                                                                 16,594,055
                                                                               ------------
            MEDICAL PRODUCTS & SUPPLIES  3.7%
   2,269    Alliance Imaging, Inc.,
            Term Loan................. B1        B+     11/02/07 to 11/02/08      2,281,889
     998    Conmed Corp.,
            Term Loan................. B1        BB-          12/30/04              989,820
   7,582    Dade Behring, Inc., Term
            Loan...................... NR        NR     06/30/06 to 06/30/07      7,322,268
     345    DaVita, Inc., Term Loan... Ba2       BB-          03/31/06              347,534
   4,875    National Nephrology
            Associates, Inc.,
            Term Loan................. B1        B+           12/31/05            4,838,812
   2,610    Unilab Corp.,
            Term Loan................. B1        BB-          11/23/06            2,626,427
                                                                               ------------
                                                                                 18,406,750
                                                                               ------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  1.1%
   8,592    Ispat Inland, Term Loan... Caa2      CCC    07/16/05 to 07/16/06      5,219,844
                                                                               ------------

            NATURAL RESOURCES  1.3%
   5,000    Ocean Rig ASA (Norway),
            Term Loan................. B3        NR           12/29/06            4,375,000
   2,000    Premcor Refining Group,
            Inc., Term Loan........... Ba3       BB-          08/23/03            1,992,500
                                                                               ------------
                                                                                  6,367,500
                                                                               ------------
            NON-DURABLE CONSUMER PRODUCTS  1.6%
   8,029    American Marketing
            Industries, Inc., Term
            Loan (a).................. NR        NR           04/01/04            4,014,565
     804    American Safety Razor Co.,
            Term Loan................. B1        B            04/30/07              776,553
   1,118    GFSI, Inc., Term Loan..... Ba3       NR           03/31/04            1,068,018
   4,794    Norcorp, Inc.,
            Term Loan................. NR        NR     05/30/06 to 11/30/06      1,941,556
                                                                               ------------
                                                                                  7,800,692
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2002 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            PAPER & FOREST PRODUCTS  0.2%
 $   989    Port Townsend Paper Corp.,
            Term Loan................. NR        NR           03/16/07         $    966,456
                                                                               ------------

            PERSONAL & MISCELLANEOUS SERVICES  4.0%
   9,720    Aspen Marketing Group,
            Term Loan................. NR        NR           06/30/06            8,262,000
   1,500    Church & Dwight Co., Inc.,
            Term Loan................. Ba2       BB           09/30/07            1,511,812
   4,699    DIMAC Holdings, Inc., Term
            Loan (a) (b) (g).......... NR        NR     01/01/02 to 12/31/05      1,691,746
   4,150    DIMAC Marketing Partners,
            Inc., Term Loan (a) (b)... NR        NR     07/01/03 to 01/01/05      1,494,137
     370    DIMAC Marketing Partners,
            Inc., Revolving Credit
            Agreement (a) (b)......... NR        NR           04/01/03              133,376
   1,430    Stewart Enterprises, Inc.,
            Term Loan................. Ba3       BB           06/30/06            1,438,669
  10,205    Telespectrum Worldwide,
            Inc., Term Loan (a)....... NR        NR           07/01/02            4,694,310
     368    Veterinary Centers of
            America, Term Loan........ NR        NR           09/30/08              370,666
                                                                               ------------
                                                                                 19,596,716
                                                                               ------------
            PHARMACEUTICALS  0.7%
   2,481    Caremark Rx, Inc., Term
            Loan...................... Ba3       BB           03/15/06            2,506,839
     998    MedPointe, Inc.,
            Term Loan................. B1        B+           09/30/08              994,072
                                                                               ------------
                                                                                  3,500,911
                                                                               ------------
            PRINTING & PUBLISHING  5.8%
   2,923    21st Century Newspapers,
            Term Loan................. NR        NR           09/15/05            2,733,261
   1,928    American Media Operations,
            Inc., Term Loan........... Ba3       B+           04/01/07            1,941,093
   1,493    CommerceConnect Media,
            Inc., Term Loan........... NR        NR           12/31/07            1,470,112
   2,000    Goss Graphics Corp., Term
            Loan (a) (b).............. NR        NR           09/30/03              140,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2002 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            PRINTING & PUBLISHING (CONTINUED)
 $    12    Goss Graphics Corp.,
            Revolving Credit Agreement
            (b)....................... NR        NR           03/17/02         $     12,195
   5,820    Haights Cross
            Communications, LLC, Term
            Loan...................... B2        B+           02/28/09            5,689,348
     800    Lamar Media Corp., Term
            Loan...................... Ba2       BB-          02/01/07              805,334
   1,896    Liberty Group Operating,
            Inc., Term Loan........... B1        B            03/31/07            1,857,741
   3,214    Medical Arts Press, Inc.,
            Term Loan................. NR        NR           05/16/06            3,157,646
   1,590    Payment Processing
            Solutions, Inc.,
            Term Loan................. NR        NR           06/30/05            1,578,157
   2,143    Penton Media, Inc., Term
            Loan...................... B2        B            06/30/07            1,789,746
     995    PRIMEDIA, Inc.,
            Term Loan................. NR        BB-          06/30/09              929,081
   5,771    Vutek, Inc., Term Loan.... B1        NR           12/30/07            5,713,592
     969    Ziff-Davis Media, Inc.,
            Term Loan................. B3        CCC-         03/31/07              744,290
                                                                               ------------
                                                                                 28,561,596
                                                                               ------------
            RESTAURANTS & FOOD SERVICE  0.9%
   4,127    Domino's Pizza, Inc., Term
            Loan...................... B1        B+     12/21/06 to 12/21/07      4,182,926
                                                                               ------------

            RETAIL -- OIL & GAS  2.7%
   7,322    Barjan Products, LLC, Term
            Loan...................... NR        NR           05/31/06            6,919,158
   4,502    Kwik Trip, Term Loan...... NR        NR           07/27/07            4,536,186
   1,946    The Pantry, Inc.,
            Term Loan................. B1        BB-          01/31/06            1,933,445
                                                                               ------------
                                                                                 13,388,789
                                                                               ------------
            RETAIL -- SPECIALTY  0.4%
   2,010    Hollywood Entertainment
            Corp., Revolving Credit
            Agreement................. NR        CCC          09/05/02            1,997,243
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2002 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            RETAIL -- STORES  1.9%
 $ 5,894    Kirklands Holdings, Term
            Loan...................... NR        NR           06/30/02         $  5,657,932
   3,882    Rite Aid Corp.,
            Term Loan................. B1        BB-          06/27/05            3,821,912
                                                                               ------------
                                                                                  9,479,844
                                                                               ------------
            TELECOMMUNICATIONS -- LOCAL EXCHANGE CARRIERS  1.0%
   2,000    Broadwing, Inc.,
            Term Loan................. Ba1       BB+          06/28/07            1,968,000
     600    McLeodUSA, Inc., Term Loan
            (b)....................... Caa2      D            05/30/08              371,666
   9,097    Orius Corp., Term Loan.... NR        CC           12/14/06            2,479,040
                                                                               ------------
                                                                                  4,818,706
                                                                               ------------
            TELECOMMUNICATIONS -- LONG DISTANCE  0.5%
   4,156    Pacific Crossing, Ltd.,
            Term Loan................. NR        NR           07/28/06            2,417,561
                                                                               ------------

            TELECOMMUNICATIONS-WIRELESS  2.5%
   4,378    BCP SP Ltd., Term Loan.... NR        NR     03/31/02 to 03/31/05      3,955,123
   2,739    Crown Castle International
            Corp., Term Loan.......... Ba3       BB-          03/15/08            2,681,636
   3,309    Nextel Finance Co., Term
            Loan...................... Ba2       BB-    06/30/08 to 12/31/08      2,945,919
     192    Nextel Partners, Inc.,
            Term Loan................. B1        B-           07/29/08              180,769
   3,000    Spectrasite
            Communications, Inc., Term
            Loan...................... B3        B+           12/31/07            2,572,314
                                                                               ------------
                                                                                 12,335,761
                                                                               ------------
            TEXTILES & LEATHER  1.0%
   4,655    Glenoit Corp., Term Loan
            (b)....................... NR        NR     12/31/03 to 06/30/04      3,049,047
   1,685    Norcross Safety Products,
            LLC, Term Loan............ NR        NR           10/02/05            1,596,951
     499    The William Carter Co.,
            Term Loan................. Ba3       BB-          09/30/08              500,309
                                                                               ------------
                                                                                  5,146,307
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2002 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            TRANSPORTATION -- CARGO  1.7%
 $ 3,598    Evergreen International
            Aviation, Inc.,
            Term Loan................. NR        NR           05/07/04         $  3,067,410
   1,099    Gemini Leasing, Inc., Term
            Loan (h).................. B1        NR           08/12/05              673,203
     497    Kansas City Southern
            Railway Co., Term Loan.... Ba1       BB+          12/29/06              500,009
   4,359    OmniTrax Railroads, LLC,
            Term Loan................. NR        NR           05/13/05            4,348,000
                                                                               ------------
                                                                                  8,588,622
                                                                               ------------
            TRANSPORTATION -- PERSONAL  0.1%
     509    Motor Coach Industries,
            Inc., Term Loan........... B2        B            06/16/06              396,798
                                                                               ------------

            TRANSPORTATION -- RAIL MANUFACTURING  0.1%
     834    RailWorks Corp., Term Loan
            (a) (b)................... NR        NR           09/30/06              525,182
                                                                               ------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  82.9%..........................    408,366,966
                                                                               ------------

DESCRIPTION                                                       VALUE
EQUITIES  1.5%
Breed Technologies, Inc. (126,731 common shares) (c)........         363,718
DIMAC Holdings, Inc. (6,526 preferred shares) (c) (d).......               0
DIMAC Holdings, Inc. (Warrants for 6,526 common shares) (c)
  (d).......................................................               0
Flextex Components, Inc. (Warrants for 758 common shares)
  (c) (d)...................................................               0
Genesis Health Ventures, Inc. (1,070 preferred shares) (c)
  (d).......................................................         128,582
Genesis Health Ventures, Inc. (91,986 common shares) (c)
  (d).......................................................       1,471,776
Imperial Home Decor Group, Inc. (886,572 common shares) (c)
  (d) (e)...................................................               0
Imperial Home Decor Realty, Inc. (886,572 common shares) (c)
  (d) (e)...................................................               0
Kindred Healthcare, Inc. (55,081 common shares) (c) (d).....       2,186,165
Pioneer Corp. of America (175,147 common shares) (c) (d)....         502,672
Safelite Glass Corp. (321,953 common shares) (c) (d)........       2,192,500
Safelite Realty (21,732 common shares) (c) (d)..............               0

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2002 (Unaudited)

DESCRIPTION                                                       VALUE
Stellex Aerostructures, Inc. (33,390 common shares) (c)
  (d).......................................................  $      504,923
West American Rubber Co., LLC (6.35% ownership interest) (c)
  (d).......................................................               0
                                                              --------------

TOTAL EQUITIES  1.5%........................................       7,350,336
                                                              --------------

TOTAL LONG-TERM INVESTMENTS  84.4%
  (Cost $477,156,695).......................................     415,717,302
                                                              --------------

SHORT-TERM INVESTMENTS  15.4%
COMMERCIAL PAPER  12.3%
Conagra, Inc. ($10,000,000 par, maturing 02/12/02, yielding
  1.99%)....................................................       9,993,920
Cox Communications, Inc. ($10,000,000 par, maturing
  02/14/02, yielding 2.05%).................................       9,992,597
General Mills, Inc. ($10,000,000 par, maturing 02/06/02,
  yielding 2.01%)...........................................       9,997,208
Kellogg Co. ($3,000,000 par, maturing 02/12/02, yielding
  2.00%)....................................................       2,998,167
Phillips Petroleum Co. ($10,000,000 par, maturing 02/07/02,
  yielding 2.05%)...........................................       9,996,583
Sprint Capital Corp. ($13,000,000 par, maturing 02/14/02,
  yielding 2.16%)...........................................      12,989,860
Unum Corp. ($4,650,000 par, maturing 02/20/02, yielding
  2.10%)....................................................       4,644,846
                                                              --------------

TOTAL COMMERCIAL PAPER......................................      60,613,181
                                                              --------------

SHORT-TERM LOAN PARTICIPANTS  2.4%
Conagra, Inc. ($2,000,000 par, maturing 02/01/02, yielding
  2.15%)....................................................       2,000,000
Viacom, Inc. ($10,000,000 par, maturing 02/01/02, yielding
  2.00%)....................................................      10,000,000
                                                              --------------

TOTAL SHORT-TERM LOAN PARTICIPATIONS........................      12,000,000
                                                              --------------

TIME DEPOSIT  0.7%
State Street Bank and Trust Corp. ($3,372,585 par, 0.75%
  coupon, dated 01/31/02, to be sold on 02/01/02 at
  $3,372,656)...............................................       3,372,585
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS  15.4%
  (Cost $75,985,766)........................................      75,985,766
                                                              --------------

TOTAL INVESTMENTS  99.8%
  (Cost $553,142,461).......................................     491,703,068
OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%.................       1,143,626
                                                              --------------
NET ASSETS  100.0%..........................................  $  492,846,694
                                                              ==============

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2002 (Unaudited)

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by
  Standard & Poor's Group are considered to be below investment grade.

(1) Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan interest is non-income producing.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) Non-income producing security as this stock currently does not declare dividends.

(d) Restricted security.

(e) Affiliated company. See Notes to Financial Statements.

(f) Subsequent to January 31, 2002, this borrower has emerged from bankruptcy.

(g) The borrower is in the process of restructuring or amending the terms of this loan.

(h) Subsequent to January 31, 2002, this borrower filed for protection in federal bankruptcy court.

* Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
January 31, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $553,142,461).......................  $ 491,703,068
Cash........................................................      2,748,926
Receivables:
  Interest and Fees.........................................      2,834,505
  Investments Sold..........................................      2,616,821
  Fund Shares Sold..........................................         42,273
Other.......................................................        492,809
                                                              -------------
    Total Assets............................................    500,438,402
                                                              -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      4,965,085
  Distributor and Affiliates................................        529,800
  Investment Advisory Fee...................................        395,905
  Income Distributions......................................        338,365
  Administrative Fee........................................        104,185
Accrued Expenses............................................      1,152,132
Trustees' Deferred Compensation and Retirement Plans........        106,236
                                                              -------------
    Total Liabilities.......................................      7,591,708
                                                              -------------
NET ASSETS..................................................  $ 492,846,694
                                                              =============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 61,791,190 shares issued and
  outstanding)..............................................  $     617,912
Paid in Surplus.............................................    728,029,292
Accumulated Undistributed Net Investment Income.............      1,707,311
Net Unrealized Depreciation.................................    (61,439,393)
Accumulated Net Realized Loss...............................   (176,068,428)
                                                              -------------
NET ASSETS..................................................  $ 492,846,694
                                                              =============
NET ASSET VALUE PER COMMON SHARE ($492,846,694 divided by
  61,791,190 shares outstanding)............................  $        7.98
                                                              =============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended January 31, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 19,104,082
Fees........................................................        18,601
Other.......................................................       912,222
                                                              ------------
    Total Income............................................    20,034,905
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     2,674,462
Administrative Fee..........................................       703,806
Service Fee.................................................       422,283
Shareholder Services........................................       334,451
Legal.......................................................       243,242
Custody.....................................................       151,478
Trustees' Fees and Related Expenses.........................        20,396
Other.......................................................       481,763
                                                              ------------
    Total Expenses..........................................     5,031,881
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 15,003,024
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(41,694,733)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (67,046,131)
  End of the Period.........................................   (61,439,393)
                                                              ------------
Net Unrealized Appreciation During the Period...............     5,606,738
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(36,087,995)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(21,084,971)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended January 31, 2002 and the Year Ended July 31, 2001 (Unaudited)

                                                     SIX MONTHS ENDED      YEAR ENDED
                                                     JANUARY 31, 2002    JULY 31, 2001
                                                     ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................  $  15,003,024      $   79,684,458
Net Realized Loss...................................    (41,694,733)       (134,371,044)
Net Unrealized Appreciation During the Period.......      5,606,738          18,050,440
                                                      -------------      --------------
Change in Net Assets from Operations................    (21,084,971)        (36,636,146)
                                                      -------------      --------------

Distributions from Net Investment Income............    (15,378,589)        (81,218,673)

Distributions from Net Realized Gain................            -0-          (2,869,500)
                                                      -------------      --------------
Total Distributions.................................    (15,378,589)        (84,088,173)
                                                      -------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................    (36,463,560)       (120,724,319)
                                                      -------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................      6,789,740          78,021,054
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................      7,752,450          50,840,841
Cost of Shares Repurchased..........................   (167,842,066)       (783,136,054)
                                                      -------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..   (153,299,876)       (654,274,159)
                                                      -------------      --------------
TOTAL DECREASE IN NET ASSETS........................   (189,763,436)       (774,998,478)
NET ASSETS:
Beginning of the Period.............................    682,610,130       1,457,608,608
                                                      -------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of $1,707,311
  and $2,082,876, respectively).....................  $ 492,846,694      $  682,610,130
                                                      =============      ==============

See Notes to Financial Statements

Statement of Cash Flows
For the Six Months Ended January 31, 2002 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................  $ (21,084,971)
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................    158,972,684
  Decrease in Interest and Fees Receivables.................      1,931,935
  Decrease in Receivable for Investments Sold...............     27,862,978
  Decrease in Other Assets..................................         13,201
  Decrease in Investment Advisory Fee Payable...............       (153,604)
  Decrease in Administrative Fee Payable....................        (40,484)
  Increase in Distributor and Affiliates Payable............         39,018
  Increase in Payable for Investments Purchased.............      2,584,420
  Increase in Accrued Expenses..............................        132,313
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................          8,413
                                                              -------------
    Total Adjustments.......................................    191,350,874
                                                              -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    170,265,903
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................      7,067,325
Payments on Shares Repurchased..............................   (167,846,315)
Cash Dividends Paid.........................................     (8,036,425)
                                                              -------------
    Net Cash Used for Financing Activities..................   (168,815,415)
                                                              -------------
NET INCREASE IN CASH........................................      1,450,488
Cash at Beginning of the Period.............................      1,298,438
                                                              -------------
CASH AT THE END OF THE PERIOD...............................  $   2,748,926
                                                              =============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                             MARCH 27, 1998
                            SIX MONTHS                                       (COMMENCEMENT
                               ENDED            YEAR ENDED JULY 31,          OF INVESTMENT
                            JANUARY 31,    ------------------------------    OPERATIONS) TO
                               2002         2001       2000        1999      JULY 31, 1998
                            ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............   $ 8.49       $ 9.58    $  10.09    $  10.04        $10.00
                              ------       ------    --------    --------        ------
  Net Investment Income....      .23          .75         .72         .65           .21
  Net Realized and
    Unrealized Gain/Loss...     (.51)       (1.07)       (.50)        .04           .04
                              ------       ------    --------    --------        ------
Total from Investment
  Operations...............     (.28)        (.32)        .22         .69           .25
                              ------       ------    --------    --------        ------
Less:
  Distributions from Net
    Investment Income......      .23          .74         .72         .64           .21
  Distributions from Net
    Realized Gain..........      -0-          .03         .01         -0-           -0-
                              ------       ------    --------    --------        ------
Total Distributions........      .23          .77         .73         .64           .21
                              ------       ------    --------    --------        ------
NET ASSET VALUE, END OF THE
  PERIOD...................   $ 7.98       $ 8.49    $   9.58    $  10.09        $10.04
                              ======       ======    ========    ========        ======

Total Return* (a)..........   -3.42%**     -3.59%       2.27%       7.09%         2.52%**
Net Assets at End of the
  Period (In millions).....   $492.8       $682.6    $1,457.6    $1,472.0        $411.4
Ratio of Expenses to
  Average Net Assets*......    1.79%        1.69%       1.64%       1.60%         1.70%
Ratio of Net Investment
  Income to Average Net
  Assets*..................    5.33%        8.07%       7.37%       6.66%         6.33%
Portfolio Turnover (b).....      63%**        25%         54%         23%            4%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets.......      N/A          N/A         N/A       1.61%         1.92%
Ratio of Net Investment
  Income to Average Net
  Assets...................      N/A          N/A         N/A       6.65%         6.11%

** Non-Annualized

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 1% imposed on most shares accepted by the Fund for repurchase which have been held for less than one year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

    N/A--Not Applicable.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

January 31, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Floating Rate Fund (the "Fund") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund commenced investment operations on March 27, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Fund's Senior Loans are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Valuation Committee and Board of Trustees.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2002 (Unaudited)

    Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable Senior Loan, note, or fixed-income security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $52,192,254 which will expire on July 31, 2009. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and losses that were recognized for book purposes but not tax purposes.

    At January 31, 2002, for federal income tax purposes the cost of long- and short-term investments is $583,626,512, the aggregate gross unrealized appreciation is $3,401,938 and the aggregate gross unrealized depreciation is $95,325,382, resulting in net unrealized depreciation on long- and short-term investments of $91,923,444.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2002 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $4.0 billion..........................................       .950%
Next $3.5 billion...........................................       .900%
Next $2.5 billion...........................................       .875%
Over $10 billion............................................       .850%

    In addition, the Fund will pay a monthly administrative fee to Van Kampen Investments Inc., the Fund's Administrator, at an annual rate of .25% of the average daily net assets of the Fund. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

    For the six months ended January 31, 2002, the Fund recognized expenses of approximately $109,900 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended January 31, 2002, the Fund recognized expenses of approximately $26,400 representing Van Kampen Investments Inc.'s, or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended January 31, 2002, the Fund recognized expenses for their services of approximately $252,600. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later

NOTES TO
FINANCIAL STATEMENTS

January 31, 2002 (Unaudited)

date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At January 31, 2002, Van Kampen owned 10,000 shares of the Fund.

    During the period, the Fund owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act, as amended, as those companies in which a fund holds 5% or more of the outstanding voting securities.

                                                     REALIZED     DIVIDEND    MARKET VALUE
NAME                                     SHARES *    GAIN/LOSS     INCOME       01/31/02
Imperial Home Decor Group, Inc. .......  886,572        -0-         -0-           -0-
Imperial Home Decor Realty, Inc........  886,572        -0-         -0-           -0-

* Shares were acquired through restructuring of senior loan interests.

3. CAPITAL TRANSACTIONS

At January 31, 2002 and July 31, 2001, paid in surplus aggregated $728,029,292 and $881,143,047, respectively.

    Transactions in common shares were as follows:

                                                       SIX MONTHS ENDED     YEAR ENDED
                                                       JANUARY 31, 2002    JULY 31, 2001
                                                       ----------------    -------------
Beginning Shares.....................................     80,403,273        152,178,276
                                                         -----------        -----------
Shares Sold..........................................        826,233          8,494,149
Shares Issued Through Dividend Reinvestment..........        947,503          5,595,595
Shares Repurchased...................................    (20,385,819)       (85,864,747)
                                                         -----------        -----------
Net Change in Shares Outstanding.....................    (18,612,083)       (71,775,003)
                                                         -----------        -----------
Ending Shares........................................     61,791,190         80,403,273
                                                         ===========        ===========

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $315,629,826 and $466,999,500, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender

NOTES TO
FINANCIAL STATEMENTS

January 31, 2002 (Unaudited)

offer. For the six months ended January 31, 2002, 20,385,819 shares were tendered and repurchased by the Fund.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than one year which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge of 1.00% will be payable to Van Kampen. For the six months ended January 31, 2002, Van Kampen received early withdrawal charges of approximately $187,000 in connection with tendered shares of the Fund.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain Senior Loan agreements, the Fund had unfunded loan commitments of approximately $2,706,400 as of January 31, 2002. The Fund generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Fund, along with the Van Kampen Prime Rate Income Trust, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on November 8, 2002. The proceeds of any borrowing by the Fund under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .11% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%.

    At January 31, 2002, the Fund did not have any outstanding borrowings under this agreement.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2002 (Unaudited)

    At January 31, 2002, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT      VALUE
SELLING PARTICIPANT                                             (000)      (000)
Bank of New York............................................   $  738      $  738
Canadian Imperial Bank of Commerce..........................    3,277       3,280
Morgan Guaranty.............................................    1,500         852
                                                               ------      ------
Total.......................................................   $5,515      $4,870
                                                               ======      ======

9. SERVICE PLAN

The Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Plan governs payments for personal services and/or the maintenance of shareholder accounts.

    Annual fees under the Plan of .15% (.25% maximum) of average daily net assets are accrued daily and paid quarterly. For the six months ended January 31, 2002, the Fund paid service fees of approximately $10,900 to Van Kampen and payments to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $316,600.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SENIOR FLOATING RATE FUND

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN *

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
259                                                            Member NASD/SIPC.
SFR SAR 3/02                                                     5525C02-AP-3/02